================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  May 24, 2006


                             BKF CAPITAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
--------------------------------------------------------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

BKF Capital Group, Inc. ("BKF") was notified by the New York Stock Exchange (the "NYSE") on May 24, 2006 that it is not in compliance with the NYSE's continued listing standards. BKF is considered below criteria by the NYSE because over a consecutive 30-day trading period its total market capitalization was less than $75 million and its stockholders' equity as of March 31, 2006 was below $75 million (at $72.0 million). In accordance with NYSE procedures, BKF will respond to this notification within 45 days. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (d)   Exhibits.

             EXHIBIT NO.       DESCRIPTION
             -----------       -----------

                99.1           Press release, dated May 25, 2006

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 25, 2006

                             BKF CAPITAL GROUP, INC.



                             By: /s/ Norris Nissim
                                 -------------------------------------
                                 Name:   Norris Nissim
                                 Title:  Senior Vice President, General
                                         Counsel and Secretary

                              INDEX TO EXHIBITS


EXHIBIT     DESCRIPTION
-------     -----------

  99.1      Press release, dated May 25, 2006